Exhibit 99.2

TRANSATLANTIC PETROLEUM LTD.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements give effect to the following transaction of TransAtlantic Worldwide, Ltd. (“TransAtlantic Worldwide”), a wholly-owned subsidiary of TransAtlantic Petroleum Ltd. (the “Company”).

Sale of TBNG

On February 24, 2017, the Company sold its wholly-owned subsidiary Thrace Basin Natural Gas (Turkiye) Corporation (“TBNG”) for gross proceeds of $20.9 million, and approximate net cash proceeds of $16.3 million, effective as of March 31, 2016.  The purchase price is subject to post-closing adjustments, and the Company has agreed to escrow $3.1 million of the purchase price for 30 days to satisfy any agreed upon purchase price adjustments.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is based on the historical consolidated financial statements of the Company as of September 30, 2016 after giving effect to the transaction as if the sale of TBNG had occurred on September 30, 2016. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2016 is based on the historical consolidated financial statements of the Company after giving effect to the transaction as if the sale of TBNG had occurred on January 1, 2016. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2015 is based on the historical consolidated financial statements of the Company after giving effect to the transaction as if the sale of TBNG had occurred on January 1, 2015. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2016 and in the Company’s annual report on Form 10-K for the year ended December 31, 2015.

The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenue and expenses. Actual results could differ from those estimates.

The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had TBNG not been consolidated with the Company during the periods shown. The pro forma adjustments are based on information available at the time of the preparation of these unaudited pro forma condensed consolidated financial statements.

TRANSATLANTIC PETROLEUM LTD.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2016

(in thousands of U.S. Dollars)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$20,605	$16,306	A	$36,911
Accounts receivable, net	24,545	(5,367)	B	19,178
Prepaid and other current assets	10,103	(670)	C	9,433
Total current assets	55,253	10,269		65,522
Property and equipment, net	158,252	(19,735)	D	138,517
Other long-term assets	13,044	(1,793)	E	11,251
Total assets	$226,549	$(11,259)		$215,290

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$28,573	$(9,233)	F	$19,340
Accounts payable - related party	2,764	(13)	G	2,751
Loans payable	53,903	-		53,903
Loans payable - related party	24,143	-		24,143
Total current liabilities	109,383	(9,246)		100,137
Long-term liabilities:
Loans payable	9,375	-		9,375
Other long-term liabilities	48,283	(9,884)	H	38,399
Total long-term liabilities	57,658	(9,884)		47,774
Total liabilities	167,041	(19,130)		147,911
Shareholders' equity:	59,508	7,871	I	67,379
Total liabilities and shareholders' equity	$226,549	$(11,259)		$215,290

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

TRANSATLANTIC PETROLEUM LTD.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED SATATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2016

(U.S. Dollars and shares in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Total revenues:	$49,923	$9,414	A	$40,509
Costs and expenses:
Production	9,025	836	B	8,189
Exploration, abandonment and impairment	2,964	129	C	2,835
Cost of purchased natural gas	3,264	3,264	D	-
Seismic and other exploration	84	-		84
General and administrative	11,401	1,270	E	10,131
Depreciation, depletion and amortization	23,053	2,073	F	20,980
Accretion of asset retirement obligations	285	93	G	192
Total costs and expenses	50,076	7,665		42,411
Operating income (loss)	(153)	1,749		(1,902)
Other (expense) income:
Interest and other expense	(9,106)	(158)	H	(8,948)
Interest and other income	1,411	122	I	1,289
Loss on commodity derivative contracts	(2,419)	-		(2,419)
Foreign exchange loss	(659)	457	J	(1,116)
Total other (expense) income	(10,773)	421		(11,194)
(Loss) income from continuing operations before income taxes	(10,926)	2,170		(13,096)
Income tax expense	(5,820)	(1,630)	K	(4,190)
Net (loss) income from continuing operations	(16,746)	540		(17,286)
Income from discontinued operations before income taxes	5,830	-		5,830
Gain on disposal of discontinued operations	10,168	-		10,168
Income tax benefit	204	-		204
Net income from discontinued operations	16,202	-		16,202
Net (loss) income	$(544)	$540		$(1,084)
Other comprehensive loss:
Foreign currency translation adjustment	(3,277)	(319)	L	(2,958)
Comprehensive loss	$(3,821)	$221		$(4,042)

Net (loss) income per common share
Basic and diluted net (loss) income per common share
Continuing operations	$(0.39)	$0.01		$(0.40)
Discontinued operations	$0.38	$0.00		$0.38
Weighted average common shares outstanding	42,879	42,879		42,879

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

TRANSATLANTIC PETROLEUM LTD.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED SATATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

(U.S. Dollars and shares in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Total revenues:	$85,064	$17,442	A	$67,622
Costs and expenses:
Production	12,873	1,453	B	11,420
Exploration, abandonment and impairment	21,544	723	C	20,821
Cost of purchased natural gas	2,082	2,082	D	-
Seismic and other exploration	370	-		370
General and administrative	24,138	1,853	E	22,285
Depreciation, depletion and amortization	37,707	5,444	F	32,263
Accretion of asset retirement obligations	368	95	G	273
Total costs and expenses	99,082	11,650		87,432
Operating income (loss)	(14,018)	5,792		(19,810)
Other (expense) income:
Interest and other expense	(13,077)	(1,002)	H	(12,075)
Interest and other income	855	165	I	690
Gain on commodity derivative contracts	27,457	-		27,457
Foreign exchange (loss) gain	(5,653)	2,571	J	(8,224)
Total other income	9,582	1,734		7,848
(Loss) income from continuing operations before income taxes	(4,436)	7,526		(11,962)
Income tax expense	(22,229)	(6,348)	K	(15,881)
Net (loss) income from continuing operations	(26,665)	1,178		(27,843)
Loss from discontinued operations before income taxes	(97,042)	-		(97,042)
Income tax benefit	16,169	-		16,169
Net loss from discontinued operations	(80,873)	-		(80,873)
Net (loss) income	$(107,538)	$1,178		$(108,716)
Other comprehensive loss:
Foreign currency translation adjustment	(42,280)	(2,855)	L	(39,425)
Comprehensive loss	$(149,818)	$(1,677)		$(148,141)

Net (loss) income per common share
Basic and diluted net (loss) income per common share
Continuing operations	$(0.65)	$0.03		$(0.68)
Discontinued operations	$(1.98)	$0.00		$(1.98)
Weighted average common shares outstanding	40,841	40,841		40,841

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

TRANSATLANTIC PETROLEUM LTD.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments (As of September 30, 2016)

A – To record the receipt of net cash upon the closing of the sale of TBNG.

(in thousands)

Cash proceeds from the sale of TBNG, net of purchase price adjustments	$17,467
Less: TBNG cash on hand	(1,161)
Pro forma net proceeds	$16,306

B – To record the disposal of TBNG accounts receivable.

C – To record the disposal of TBNG prepaid and other current assets.

D – To record the disposal of TBNG property and equipment, net.

E – To record the disposal of TBNG other long-term assets.

F – To record the disposal of TBNG accounts payable and accrued liabilities.

G – To record the disposal of TBNG accounts payable-related party.

H – To record the disposal of TBNG other long-term liabilities.

I – To record the net change in retained earnings associated with the sale of TBNG.

2. Description of Unaudited Pro Forma Condensed Consolidated Statement of Operations (Nine Months Ended September 30, 2016)

A – Removal of the revenues associated with TBNG.

B – Removal of production expenses associated with TBNG.

C – Removal of exploration, abandonment and impairment expenses associated with TBNG.

D – Removal of the costs of purchased natural gas associated with TBNG.

E – Removal of general and administrative expenses associated with TBNG.

F – Removal of depreciation, depletion and amortization expenses associated with TBNG.

G – Removal of accretion of asset retirement obligations associated with TBNG.

H – Removal of interest expense associated with TBNG.

I – Removal of interest income associated with TBNG.

J – Removal of foreign exchange gain associated with TBNG.

K – Removal of income tax expense associated with TBNG.

L – Removal of the foreign currency translation adjustment associated with TBNG.

3. Description of Unaudited Pro Forma Condensed Consolidated Statement of Operations (Year Ended December 31, 2015)

A – Removal of the revenues associated with TBNG.

B – Removal of production expenses associated with TBNG.

C – Removal of exploration, abandonment and impairment expenses associated with TBNG.

D – Removal of the costs of purchased natural gas associated with TBNG.

E – Removal of general and administrative expenses associated with TBNG.

F – Removal of depreciation, depletion and amortization expenses associated with TBNG.

G – Removal of accretion of asset retirement obligations associated with TBNG.

H – Removal of interest expense associated with TBNG.

I – Removal of interest income associated with TBNG.

J – Removal of foreign exchange gain associated with TBNG.

K – Removal of income tax expense associated with TBNG.

L – Removal of the foreign currency translation adjustment associated with TBNG.